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                                                                    EXHIBIT 23.3



                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this registration statement of Cross Country, Inc. on form S-8 of our report dated March 12, 1999 related to the consolidated financial statements of TravCorps Corporation and Subsidiary for the year ended December 26, 1998, appearing in Registration Statement No. 333-64914 dated October 24, 2001.





/s/ Deloitte & Touche LLP

Boston, Massachusetts

December 7, 2001